Schwab Funds

FORM OF SCHEDULE A

February 26, 2016

Name of Trust	State of Organization

The Charles Schwab Family of Funds	MA

Schwab California Municipal Money Fund
Schwab NY Municipal Money Fund
Schwab Municipal Money Fund
Schwab Value Advantage Money Fund
Schwab Investor Money Fund
Schwab Retirement Advantage Money Fund
Schwab AMT Tax-Free Money Fund
Schwab Money Market Fund
Schwab Government Money Fund
Schwab U.S. Treasury Money Fund
Schwab Pennsylvania Municipal Money Fund
Schwab MA Municipal Money Fund
Schwab NJ Municipal Money Fund
Schwab Cash Reserves
Schwab Advisor Cash Reserves
Schwab Treasury Obligations Money Fund
Schwab Variable Share Price Money Fund

Schwab Investments	MA

Schwab Total Bond Market Fund
Schwab Short-Term Bond Market Fund
Schwab Tax-Free Bond Fund TM
Schwab California Tax-Free Bond Fund TM
Schwab 1000 Index Fund
Schwab GNMA Fund
Schwab Treasury Inflation Protected Securities Index Fund
Schwab Global Real Estate Fund
Schwab Intermediate-Term Bond Fund

Schwab Capital Trust	MA

Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Schwab Balanced Fund
Laudus Small-Cap MarketMasters Fund
Laudus International MarketMasters Fund
Schwab Total Stock Market Index Fund
Schwab Core Equity Fund
Schwab S&P 500 Index Fund

Schwab Small-Cap Index Fund
Schwab International Index Fund
Schwab Financial Services Fund
Schwab Health Care Fund
Schwab Hedged Equity Fund
Schwab Small-Cap Equity Fund
Schwab Dividend Equity Fund
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab Large-Cap Growth Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab International Core Equity Fund
Schwab Monthly Income Fund - Moderate Payout
Schwab Monthly Income Fund - Enhanced Payout
Schwab Monthly Income Fund - Maximum Payout

Schwab Annuity Portfolios	MA
Schwab MarketTrack Growth Portfolio II
Schwab Money Market Portfolio
Schwab S&P 500 Index Portfolio
Schwab VIT Balanced with Growth Portfolio
Schwab VIT Balanced Portfolio
Schwab VIT Growth Portfolio

CHARLES SCHWAB FAMILY OF FUNDS

By:
Name:	George Pereira
Title:	Senior Vice President

SCHWAB INVESTMENTS

By:
Name:	George Pereira
Title:	Senior Vice President

SCHWAB CAPITAL TRUST

By:
Name:	George Pereira
Title:	Senior Vice President

SCHWAB ANNUITY PORTFOLIOS

By:
Name:	George Pereira
Title:	Senior Vice President

BOSTON FINANCIAL DATA SERVICES, INC.

By:
Name:	Rick Johnson
Title:	Managing Director